January 27, 1997



Dear Fellow Ultra-Small Company Shareholder,

The Ultra-Small Company Portfolio gained 7.3% in the last quarter, significantly beating both of our performance benchmarks. I am very pleased with the quarter, the calendar year, and the life to date returns. We have beaten our market benchmark in six of the last eight quarters.

The Ultra-Small Company Portfolio rose 29.7% in the calendar year 1996. It ranked in the 13th percentile, or 52nd of 408 small company funds according to Morningstar. Following a very good year in 1995, our fund ranks in the 7th percentile of small company funds for the last two years. Since we would expect our fund to "shine" more in years where small companies do better than large ones (which didn't happen in 1996; see below), I am particularly pleased. Your Portfolio outperformed the Russell 2000 Index by more than 10% in 1996.

We received  very  favorable comments  last  quarter on  our  new  "translation"
paragraph which precedes longer sections.   If you're a new shareholder,  you'll
get the idea.

Performance Summary
-------------------

Translation: We had a wonderful year, and beat both our performance benchmarks in each cumulative reported period.

The following table presents SEC standardized performance for the September quarter, one year, and life-to-date*:

						   Sep. Qtr.      1 Year     Life-to-Date
						    9/30/96      12/31/95     8/5/94 to
						   to 12/31/96  to 12/31/96  12/31/96 **
	 Ultra-Small Company Portfolio                  7.3%        29.7%        26.6%
	 Russell 2000 (small growth stocks)*            5.2%        16.5%        19.7%
	 Lipper Small Co. Growth Funds*                 2.4%        19.5%        24.1%



*The Russell 2000 and S&P 500 are unmanaged indexes of large and small stocks, respectively, with dividends reinvested. The Lipper Small Company Growth Funds reflect the aggregate record of smaller company domestic growth mutual funds as reported by Lipper Analytical Services, Inc. Past performance does not guarantee future returns.
** Life-to-date returns are annualized; quarterly returns are not annualized.

Detailed Explanation of Performance--A Texas Oilman, or What?
-------------------------------------------------------------

Translation: We returned to our market-beating ways in the December quarter. Hooray! Oil stocks helped the most.

Seven of our stocks went up by at least 50% during the quarter, with nary a one declining by this amount. That's a nice combination. The +50% list looks impressive:


     Company                   Total Return     Industry
     -------                   ------------     --------
     UTI Energy                        125%     Oil & Gas
     Maynard Oil Company                95%     Oil & Gas
     Clayton Williams Energy            72%     Oil & Gas
     E R O, Inc.                        71%     Leisure-Amusement
     Wandel & Goltermann                56%     Electronics/Electric
     Fountain Powerboat                 55%     Leisure-Amusement
     American Woodmark Corporation      51%     Building

As you can see from the top three performing stocks, the oil and gas industry gave a significant boost to our portfolio in the quarter, and also for the calendar year as a whole. This warms the heart of almost anyone from Texas. However, if you're in Michigan sitting in front of your furnace thinking about your next gas or oil bill, you may not be so happy. At least you can take solace in the fact that higher energy prices boosted the return of your Portfolio.

Significantly higher energy prices helped all the stocks in our oil and gas group. Well-timed acquisitions also helped both UTI Energy and Maynard Oil in the list above. These factors produced stronger company profits and cash flow. UTI provides contract drilling to onshore exploration and producing firms. Maynard Oil and Clayton Williams Energy have both exploration and production in oil and gas primarily in Texas. If you're wondering whether Bridgeway specializes in the energy sector like some Texas investment advisory firms, the answer is "no."

My father was in the oil industry, but I don't really know much more about oil than how to fill up my Honda. I just follow my stock picking models. Also, I like the diversification which these stocks represent in our portfolio. If energy prices continue to rise, our transportation companies won't do as well, but the oil companies will. So I like to own some of the best of both.

Short-term Performance
----------------------

Translation: Yes, we had a very good year, but you really have to look at the long-term to get an idea of our performance. In my opinion, three years is the minimum period of time to pass judgment on performance. The Portfolio will be 3 next August. (On the other hand, I understand some people invest in a small company fund so they will have something to brag about to their buddies in the locker room if the stock market goes up. If this is your situation, just tell them a stock in your fund was up 125% last quarter, and 13 of them at least doubled in the last (fiscal) year. Of course, this isn't a very full picture, so you might just suggest they call for a prospectus and this letter.)

Last week a reporter called to interview me concerning excellent recent performance for Bridgeway Aggressive Growth Portfolio. According to this reporter, the portfolio was the highest performing non-sector fund for the week! That's right, a week. Don't get me wrong, I'd rather be at the top of the heap at the end of a week than the bottom, but so what? I believe the smallest significant period of time to measure investment performance is three years. Our fund won't even be that old until August of this year. If we're way up the charts at that point, then we'll really have something to celebrate. If I didn't have a legal and operational responsibility to review our holdings on a daily basis, I wouldn't even look at whether we were up or down for the day, week, or month. This is a long-term investment, right? Nevertheless, as you know from my previous letters, the long-term is made up of smaller segments and I am committed to reporting on our performance quarterly.


Worst Mistake
-------------

Our poorest performing stock this quarter was General Automation, which provides complete computer hardware and software "business solutions." After a money losing year in 1995, due to declining revenues and problems absorbing an acquisition, the company seemed to have turned the corner in 1996. That is, until the September quarter financials showed a significant slowing of sales growth and only a penny per share of profit. Shareholders who remembered 1995 were probably spooked by this, sending the stock price down to unrealistically low levels, according to our model. We're holding our position. The timing of our purchase was clearly a mistake, however. The stock declined 40% in the quarter.

Stock Market Performance:  Continuing Recent Large Company Dominance
--------------------------------------------------------------------

Translation: Investors continue to flock to the "safety" of larger, well known stocks. This puts your portfolio at a disadvantage, since many small stocks are being overlooked. Our models' stock picking success has overcome this disadvantage so far, however.

As we highlighted in our last shareholder letter, large companies have dominated smaller ones in the stock market for the period since our inception in August, 1994. The figure below shows that on a cumulative basis, large companies (as represented by the S&P 500) have outperformed small ones (as represented by the Russell 2000) by almost 12% since inception. This runs counter to the long-term historical trend and puts our Portfolio at a disadvantage, since it invests in some of the smallest publicly held companies. Our models are currently finding more undervalued companies in the smaller size range, and this could bode well for ultra-small company stocks in the future. Of course, the "future" could be several years away, particularly if we have a major general market decline.

graphie

Largest Positions
-----------------

The following were our largest ten portfolio positions on December 31:

								     % Net
       Company                                 Industry              Assets
       -------                                 --------              ------
       Clayton Williams Energy                 Oil & Gas               3.2%
       Continental Homes Holdings              Building                3.0%
       Engineered Support Systems              Electronics/Electric    2.6%
       Wandel & Goltermann Technology          Electronics/Electric    2.3%
       American Oilfied Divers                 Oil & Gas               2.3%
       McFarland Energy, Inc.                  Oil & Gas               2.2%
       Comstock Resources, Inc.                Oil & Gas               1.9%
       Nutrition For Life International, Inc.  Retail Stores           1.9%
       Winsloew Furniture                      Home Furnishings        1.9%
       American Eco Corporation                Pollution Control       1.9%
								      -----
       Total                                                          23.2%

Due primarily to appreciation, four of our ten largest positions are in the oil and gas industry, which in turn makes up 14% of the portfolio. No position makes up more than 3.2% of portfolio net assets, however. The oil and gas industry is now our largest industry grouping, significantly more than the 5% represented in the average small company fund, but still quite a reasonable level of concentration. The second largest industry represented in the portfolio is retail stores, with 8% of portfolio net assets. The Portfolio is well diversified by company, industry, and region of the country. It is extremely concentrated as to company size--minuscule.

The People Side of This Business
--------------------------------

Bridgeway is not just an address. It's not even just money and stock certificates in a bank. Bridgeway is people. First, it's you, our shareholder. Obviously, without you, I'm out of a job. I pray that I never, ever take for granted the trust that you have shown by investing in our young fund. I want to continue to work to earn that trust over the next few years and decades.

Other people help make up Bridgeway. Karen Gerstner and Miles Harper are looking out specifically for your interests on our board of directors. They consider seriously each of the decisions required by federal and state laws and hold me accountable to the highest standards of integrity. Sherry Norman at our custodian bank helps ensure your money is secure. I can't just cash your check and leave town. Patty Avila-Eady and Chris Komarek audit the Portfolio to help make sure that your purchase value and redemption value are accurate now and in the future. Steve Barnhill helped conceive of the name "Bridgeway" and directed the design process that resulted in our "logo" and prospectus layout. John Harris programmed our own accounting system, set up our computer network, and helped me with research on the ultra-small company asset class. Jim Ellis helped structure the feasibility study for the Fund. With advanced degrees in both law and business and decades of securities law experience, he also serves as the Fund's legal counsel. My wife, mother, brother, sister, and other family and friends have lent money, time, and moral support. (This space wouldn't do justice to the support and sacrifice they have shown.) Almost all of these people have given more than they have taken. It is humbling to be on the receiving end of such good will.

Finally, you should know about the other people I work with here on a daily basis. Joanna Schima currently does almost anything in the area of administration. She was manager of communications at a larger fund complex, then co-owner of a small business before coming to Bridgeway. She does everything from payroll and benefits, to hiring and training, to communications hardware, to insurance, to documenting procedures, to state registration and compliance. Hers is the friendly southern female voice you may hear on our answering machine. When she says, "Reality check time," everyone stops what they're doing and listens. We don't really have titles at Bridgeway, but if we did, she says hers would be "Queen of Quite a Lot." It's awesome what she can accomplish in a day. It's just as awesome to watch the skill, spirit, and love she puts into being a parent. Glen Feagins worked as an auditor with a large accounting firm and later as the chief financial officer of a medium size fund company before coming to Bridgeway. He supervises all our "back room operations," which means pricing our portfolios and keeping official shareholder records. He is our primary contact with our custodian, bank, brokers, and auditors. He is also excellent with computers and maintains our software and hardware--a very important task for a company that leans heavily on technology. Glen is a bit older and wiser than the rest of us (his hair is turning a distinguished gray; mine is just falling out). He is also quieter than the rest of us, but has a warm personality and strong, but subtle sense of humor. David Arnold is one of the people we hired on a temporary basis when we received 10,000+ phone calls last summer from our Mutual Funds Magazine article. He's another one of these "can do" people who showed up the rest of us by getting the highest Bridgeway grade on his securities examinations. He answers the lions' share of our phone calls, sends out our literature, assists shareholders with almost any Fund question under the sun, and does about whatever else needs to get done. Lest you think we're spread a bit thin, we are adding one new employee this month.

I want you to picture for a minute working for a very small organization. You hear you are getting some significant publicity. You estimate demand based on other organizations' experience with similar publicity, but three days into publication, you realize you underestimated demand by a factor of 5. Uh oh. The number of your clients doubles in three months. You promised your family a 2 week vacation and your name is mud if you cancel it. You leave anyway, but work one day a week by fax/laptop. Three more months pass and the number of clients doubles again. This was my situation. I can't tell you how proud I am of the people I work with for bringing Bridgeway through this period with remarkably few glitches. These people are dynamite. We're a stronger organization now, better equipped to service our current shareholders and ready for the next time we get such positive publicity.

If there is one thing I am more proud of than our investment performance, it is the people who make up Bridgeway.

Portfolio Statistics
--------------------

Translation: Your portfolio invests in very tiny companies that are growing a bit faster but are priced significantly cheaper than the overall market. This strategy should give us a higher long-term return (so far so good, but I can't promise about the future), without all the additional expected downside risk (this part of the strategy didn't work so well last summer).

Bridgeway Ultra-Small Company Portfolio statistics are available in Value Line's Mutual Fund Survey and Morningstar's electronic database. Since these are not readily available at most libraries, however, I thought I would report a few
common ones from Morningstar's electronic database.   The  first  time I  saw
the Portfolio listed as having a value orientation, rather than a growth orientation, I was shocked. I thought I was mostly investing in growth companies.  This is true, but my models are also
pretty stingy in what  they will pay.   This is part of  our
strategy of strong growth while trying to dampen some of the inherent "downside risk." The returns above indicate we have been successful in obtaining higher returns so far. However, our strategy to dampen downside risk was only mildly effective last summer. From the peak on May 23 to the bottom on July 24, the Portfolio declined 19.7%. Details of this decline were presented in my last quarterly letter. This was more than the market overall, but less than the average of those aggressively managed funds which had risen as much as ours from February through May. Now for the numbers:

Statistic                 Ultra-Small Co.    S&P 500 Index  Avg. Small Company Fund
------------------------  ---------------    -------------  -----------------------
Price to Earnings            17.2                 23.5              28.7
Price to Book                 2.8                  4.9               4.4
Price to Cash Flow           14.3                 13.6              18.1
5 Year Growth Rate           18.6%                17.8%             26.0%
Median Market Cap. ($Mi)       47               24,598               702
Turnover                      156%                   4%               87%

Our portfolio has lower price to earnings and price to book ratios, indicating this is a "value" investment style. Our five year growth rate is higher than the stock market as measured by the S&P 500, but lower than the aggressive growth fund average, according to Morningstar. Actually, this growth rate is a consensus of analysts, and I believe the actual portfolio number is higher. Some of the companies we own don't have any analysts following them. Also, it would make sense to me that my models are picking stocks for which analysts are underestimating the true growth rate. Our portfolio turnover last year was significantly higher than the peer group average. The turnover of the last six months was 73%. I would expect the future turnover to be higher than the last six months, but lower than last fiscal year. The one statistic which is dramatically different from that of the peer group is market capitalization. The companies in your portfolio are about one fifteenth the size of the average in Morningstar's peer group.


How Small is Small Enough?
--------------------------

Translation: When it comes to small cap investing, an important question is, "How small is small enough?" Many "small-cap" mutual funds invest in mid-size companies. We invest in companies which are truly tiny - those the size of the smallest 10% of companies on the New York Stock Exchange. The actual measure of what constitutes an ultra-small company tends to grow significantly over time with inflation and stock market prices. But we are very serious about our ultra-small charter. We believe we have a workable plan to stay invested in truly tiny companies.

A number of studies since 1981 have documented the fact that smaller companies have significantly outperformed larger companies over longer time periods (but in only about 55% of all individual years). Recently, there have been various reports that in order to capture the "small firm effect" you must be invested in companies below $100 million, $50 million, or $25 million large as measured by market capitalization. Market capitalization is simply a company's stock price multiplied by the number of shares outstanding. You may be wondering why the academics chose this strange measure of size. Basically, it was the "most statistically significant" of the easily available measures. We have lots of stock market data on prices and number of shares, but not much historical information on, say, number of employees.

A good question to ask is, "Which is the proper size hurdle to capture the 'small firm effect' and where does our Portfolio stand relative to this benchmark?" This is a very important question, but the answer is somewhat tedious. So if you really want to know the details and you're not deadly bored by this letter so far, hang on . . .

"Most small-capitalization strategies owe their superior returns to micro-cap stocks with market capitalizations below $25 million. These stocks are too small for virtually any investor to buy." This conclusion was proposed by Jim O'Shaughnessy in his recent book What Works on Wall Street. This same research has been reported by various newspapers and magazines, including a September, 1996 article in Worth Magazine. Jim didn't plug our mutual fund in his book, but I will plug his book in our shareholder letter. I think the overall quality of his research is good. He does some interesting and important original research and also does a particularly commendable job of making some arcane academic research understandable by the average investor. I like his book; I just happen to disagree with one of his conclusions. Let's take a closer look.

First, the research starts by dividing up the universe of all stocks into two groups, those above and below $150 million. This figure is deflated to account for inflation. The large stock group significantly outperforms small ones. No problem here.

The second step is where I have a significant problem. Most previous studies have divided up the total stock universe into size groupings and rebalanced at least each year. This is the best way to adjust for the effects of inflation,
in my  opinion.   Jim's research,  however, freezes a  definition of  micro-cap stocks at $25 million through history since 1951. His justification: it conforms to the practices of money managers and investors. Again, to the best of my knowledge this is true, with the exception of two funds: Bridgeway Ultra-Small Company Portfolio (we invest in companies the size of the smallest 10% on the New York Stock Exchange) and one other (which invests in companies the size of the smallest 20% of companies on the New York Stock Exchange). I would name this other fund, but there are some legal problems with referring to other funds in our own fund literature. So Jim's methodology may be appropriate for the vast majority of small-cap mutual funds; it just doesn't happen to apply to this portfolio. I don't have access to the Compustat database of 7700 stocks in Jim's research, but let me indicate why this constraint would be unfair as applied to our portfolio. In 1951, more than half of the stocks on the New York Stock Exchange were smaller than $25 million. More than 70% were smaller than $50 million. The smallest 10% of New York Stock Exchange Stocks were $25 million in 1971 and again in 1979. So the early years of this analysis includes the lions share of all stocks available. It really only measures the effects of smaller stocks in the later years. The conclusion of this research may still be valid as applied to most small cap funds which start out in the size we would consider mid-cap stocks and eventually grow to the size of rather large mid-cap stocks. With this critique in mind, let's review other conclusions of this research:

1. Smaller companies outperform large ones.  Absolutely.

2. It's virtually impossible to buy the stocks that account for the performance
advantage of small  capitalization strategies.  I agree.   Well, it  depends on
what you mean by virtually. You can't get it at most mutual fund complexes, but try 1-800-661-3550. Joanna thinks that filling out our application form is not virtually impossible, and David is willing to help anyone who needs it.

3. On September 30, 1995, the median market capitalization of the 350 mutual funds in Morningstar's all-equity, small-cap category was $632 million! We agree, this is too large to capture the exciting part of the performance curve for small stock investing.

4.  Only  eight   funds   (in  Morningstar's   database)   had  median   market
capitalizations below $100 million, and of these, only one managed more than $50 million. True, there is very little mutual fund money invested in truly tiny companies. But one of these eight was Bridgeway, and we have a long term strategy to stay invested in companies the size of the smallest 10% of the New York Stock Exchange. We have a commitment to tiny companies.

The research we base our Portfolio on uses data that goes back a full 71 years now. According to the research, ultra-small companies as an asset class have outperformed large companies by over six percent annually. This doesn't happen every year. In fact, the reverse can be true in any one year as we saw in 1995 and 1996. Companies this size are riskier in the short-term, which accounts for at least a portion of their historical higher returns.

So, how small is small enough? I don't think you can pick a number and stick with it forever. An ultra-small company in 1926 had a market capitalization of only $2 million. At the end of 1995, the number was $86 million. The market capitalization of your portfolio will go up in years the stock market goes up. But we will remain invested in ultra-small companies.

Special Meeting of Shareholders
-------------------------------

Translation: We reported the results of our shareholder votes in our last quarterly letter. We have to do it again here in our semi-annual report to fulfill legal requirements. I have always been skeptical of changes to the original prospectus, and you may be too. If you have any questions or concerns about these, please give us a call at 800-661-3550, and we will be happy to review why we think each of these is in the shareholders' interests.

On October 15, 1996, shareholders of record on July 31 considered a proposal to adopt a 12b-1 Plan to become its own distributor at no cost to the Fund. This reduces some expenses for the Advisor and frees up time better spent on other Fund affairs. This proposal passed with 286,837 shares voting for, 27,951 against, and 6,050 abstaining. I want to emphasize that there are NO distribution costs to be borne by the Fund from this plan. The adviser,
Bridgeway Capital Management, Inc., has borne and will continue to bear all costs of distribution. The Fund remains a fully no-load fund.

Shareholders also approved a proposal to close the Portfolio to new investors at $27.5 million and increase the management fee (only for the period net assets are between $27.5 and $55 million) subject to a maximum expense ratio of 2.0% (the current rate). 286,447 shares were in favor, 33,892 against, and 722 abstained.

The proposal to allow investors to purchase an amount equal to their prior net contributions for an extended period through at least December, 1997 passed 223,976 in favor, 16,198 against, and 885 abstaining.


The proposal permitting directors and employees of the Fund and Adviser to purchase unsubscribed or redeemed shares beyond the closing date passed 215,347 in favor, 22,159 against and 3,554 abstaining.


New Shareholder Account Numbers
-------------------------------

Please notice a new account number on your enclosed year end statement. Several shareholders requested we not use the social security number, as this could compromise account security. We agreed it was a good idea.

Short-term Performance--Again
-----------------------------

Translation: We had a great year in 1996. However, we hope you invested in this Portfolio because you believe in Bridgeway and the ultra-small strategy of this Portfolio. The record on chasing last year's "hot funds," is mixed, at best.

Calendar year 1996 was a great year for your Portfolio. Our goal, however, is not necessarily to be the #1 fund in a given year, but to capture the long-term dominance demonstrated by very small companies over longer historical periods. Also, a mutual fund that can stay in the top fifth of funds for a number of years running, will find itself in the top 5% long-term. That's where I'd like to be. Too many mutual funds have one dynamite year, only to fall to the bottom of the pack the next. Of the top ten performing domestic equity funds in 1995, only one made it into the top half in 1996. Three actually registered in the bottom two percent. These are truly remarkable statistics which indicate the perils of chasing short-term performance.

Conclusion
----------

As always, I appreciate  your feedback and suggestions.   We are always  looking
for ways  to improve  our service.   While  I can't  make representations  about
future performance, I am working hard to make ours a mutually rewarding long-term relationship.

Sincerely,

John Montgomery

January 27, 1997


Dear Fellow Aggressive Growth Shareholder,

Performance for the quarter ending December 31, 1996 was positive, up 2.1%, but lagging our benchmark indicators. This broke a string of six quarters of consecutive market beating performance. That's the bad news. The good news is . . .

On the strength of the first three quarters of calendar year 1996, your fund was #1 out of 105 aggressive growth funds on a load-adjusted basis, according to Morningstar. For the calendar year, the Portfolio was up 32.2%, handily beating all our performance benchmarks.

We  received  very  positive  comments  last  quarter  from  our   new
"translation" paragraph which precedes longer sections. If you're a newer shareholder, you'll get the idea.

Performance Summary
-------------------

The following table presents SEC standardized performance for the December quarter, one year, and life-to-date*:

						   Sep. Qtr.      1 Year     Life-to-Date
						    9/30/96      12/31/95     8/5/94 to
						   to 12/31/96  to 12/31/96  12/31/96 **
	 Aggressive Growth Portfolio                    2.1%        32.2%        28.5%
	 S&P 500 Index (large stocks)*                  8.3%        26.0%        25.3%
	 Russell 2000 (small growth stocks)*            5.2%        16.5%        19.7%
	 Lipper Capital Appreciation Funds*             2.4%        16.4%        20.5%


*The Russell 2000 and S&P 500 are unmanaged indexes of large and small stocks, respectively, with dividends reinvested. The Lipper Capital Appreciation Funds reflect the aggregate record of more aggressive domestic growth mutual funds as reported by Lipper Analytical Services, Inc. Past performance does not guarantee future returns.
** Life-to-date returns are annualized; quarterly returns are not annualized.

Short-term Performance
----------------------

Translation: Yes, we had a very good year, but you really have to look at the long-term to get an idea of our performance. I believe the shortest period of time to pass judgment is three years. The Portfolio will be 3 next August. (One the other hand, I understand some people invest in an aggressive growth fund so they will have something to brag about with their buddies in the locker room if the stock market goes up. If this is your situation; just tell them you invested in the #1 aggressive growth fund last year and forget about the long term.)

Last week a reporter called to interview me concerning our Portfolio's excellent recent performance. According to this reporter, Bridgeway Aggressive Growth Portfolio was the highest performing non-sector fund for the week! That's right, a week. Don't get me wrong, I'd rather be at the top of the heap at the end of a week than the bottom, but so what? I believe the smallest significant period of time to measure investment performance is three years. Our fund won't even be that old until August of this year. If we're way up the charts at that point, then we'll really have something to celebrate. If I didn't have a legal and operational responsibility to review our holdings on a daily basis, I wouldn't even look at whether we were up or down in a day, week, or month. This is a long-term investment, right? Nevertheless, as you know from my previous letters, the long-term is made up of smaller segments and I am committed to reporting on our performance quarterly.

Detailed Explanation of Performance
-----------------------------------


Translation: Two of our stocks did poorly (a computer maker and a computer retailer), but others did very well. There were no other new trends during the quarter. Oil stocks continued to do very well.


One of our core holdings, CompUSA, appears to be the bellwether for the overall portfolio. Since we added it as a core position in the fall of 1995, CompUSA rose 196% through the end of September. This hasn't been without some significant "corrections" along the way, however. The December quarter was one of these. The stock of this computer retailer declined 23.5% in the quarter, subtracting about 1 1/2% from the overall quarterly performance. What is most amazing is the reason behind this significant drop: sales were flat to declining for a few weeks in December. How can the total worth of a company
vary so much  with just a few  weeks of sales?   Our  models say  the
company is severely undervalued.

One of our other core holdings that added so much to the portfolio last year also had a bad quarter. Sun Microsystems, a maker of computer workstations and Internet software, declined 17% in the quarter. No changes in fundamentals, just stock price.

Two other major holdings helped make up the difference during the quarter, however. TJX Companies rose 32% and Helmerich & Payne rose 19%. Oh, the blessings of diversification. . .

The Oil and Gas Industry now makes up 12.9% of the total portfolio, our second largest industry concentration. This sector has been performing particularly well in the quarter and the year. In addition to Helmerich & Payne, Comstock Resources was up 17% and McFarland Energy was up 22%.

Worst Mistake
-------------

Translation:   I  can't think  of  one this  quarter.   See  the  last
shareholder letter for one that's too fresh to forget, however.

Even though we didn't outperform the market, I can't point to any bad mistakes in the quarter. While CompUSA and Sun Microsystems were a significant drag on performance, I like them even more now than at the beginning of the quarter. This is when I usually buy more. Unfortunately, my models won't let me add more now. Rats! Sometimes discipline is hard, but I stick by the models. The worst mistake of the whole year was buying One Price Clothing, highlighted in my last report. Oops! I almost forgot. Read my March quarter letter if you want an example of what can really go wrong.


Stock Market Performance:  Continuing Recent Large Company Dominance
--------------------------------------------------------------------

As we highlighted in our last shareholder letter, large companies have dominated smaller ones in the stock market for the period since our inception in August, 1994. The figure below shows that on a cumulative basis, large companies have outperformed small ones by almost 12% since inception. This puts our Portfolio at a disadvantage, since it invests in all size companies, both large and small. Our models are currently finding more undervalued companies in the mid and small company range. Of course, small here is a relative term. All of the companies on the top holdings list above are larger than those I pick for Bridgeway's Ultra-Small Company Portfolio. I look forward to the next period when the prevailing historical trend of small company outperformance returns.

Largest Positions
-----------------

Translation: Your portfolio manager invests more money in a fewer number of companies than some other mutual funds (this is called "concentration"), but works very hard on overall diversification, that is, not loading up on any one industry or region of the country. We try hard not to put all our eggs in one basket.

The following were our largest ten portfolio positions on December 31:

								       % Net
       Company                            Industry                    Assets
       -------                            --------                    ------

       Helmerich Payne                    Oil & Gas                     8.0%
       TJX Companies, Inc.                Retail Stores                 7.9%
       Sun Microsystems, Inc.             Data Processing Hardware      5.2%
       Coachman Industries                Automobiles, Motor Homes      5.1%
       CompUSA,  Inc.                     Retail Stores                 5.0%
       Oregon Metallurgical Corporation   Metal / Other fabricating     4.2%
       Schult Homes Corp.                 Building                      3.1%
       Comstock Resources, Inc.           Oil & Gas                     2.8%
       Mail Well, Inc.                    Office Equipment              2.7%
       Curative Health                    Health Care Facilities        2.4%
								       -----
       Total                                                           46.4%


While we have a few concentrated positions, this list indicates the breadth of our diversification. The attached schedule of investments gives a full listing for December 31. Retail stores are our largest industry holding, 17.3% of the Portfolio. Oil and gas is next at 12.9%, then data processing hardware at 10.5%. You will notice a cash holding of 6.9%. This cash is not awaiting investment or due to recent cash inflows. Rather, it offsets the leverage associated with options (which represent 1.3% of the net assets) and high beta stocks (those which tend to rise and fall more than the market as a whole). One Portfolio investment objective is to match the risk characteristics of the stock market (as represented by the S&P 500
Index) over longer time periods (at least three years). We make use of cash and leverage (borrowing and options) to control this stock market risk.

Portfolio Statistics
--------------------

Translation: Your portfolio invests in very tiny companies that are growing a bit faster but are priced significantly cheaper than the overall market. Hopefully, this strategy will give us a higher return (so far so good), without the additional expected downside risk (this part of the strategy didn't work so well last summer).

Since Bridgeway Aggressive Growth Portfolio statistics are not readily available at your library, I thought I would report a few common ones from Morningstar's electronic database. The first time I saw the

Portfolio listed as having a value, rather than a growth orientation, I was shocked. I thought I was mostly investing in growth companies. This is true, but my models are also pretty stingy in what they will pay. This is part of our strategy of strong growth while trying to dampen some of the inherent "downside risk." The returns above indicate we have been successful in obtaining higher returns so far. However, our strategy to dampen downside risk was only mildly effective last summer. From the peak on May 23 to the bottom on July 24, the Portfolio declined 19.7%. This was more than the market overall, but less than the average of those aggressively managed funds which had risen as much as ours from February through May. Now for the numbers:

Statistic                 Aggressive   S&P 500 Index    Avg. Aggr.
			    Growth                     Growth Fund
------------------------  ----------   -------------   -----------

Price to Earnings            19.0            23.5           28.7
Price to Book                 3.7             4.9            4.4
Price to Cash Flow           10.0            13.6           18.1
5 Year Growth Rate           18.5%           17.8%          26.2%
Median Market Cap. ($Mi)      519          24,598            700
Turnover                      168%              4%            87%


Our portfolio has lower price to earnings and price to book ratios, indicating this is a "value" investment style. Our five year growth rate is higher than the stock market as measured by the S&P 500, but lower than the aggressive growth fund average, according to Morningstar. Actually, this growth rate is a consensus of analysts, and I believe the actual portfolio number is higher. It would make sense to me that my models are picking stocks for which analysts are underestimating the true growth rate. Our portfolio turnover last year was about twice the peer group average. The turnover of the last six months was 81%, but the higher number may be more representative of the long term outlook.

The People Side of This Business
--------------------------------

Bridgeway is not just an address. It's not even just money and stock certificates in a bank. Bridgeway is people. First, its you, our shareholder. Obviously, without you, I'm out of a job. I pray that I never, ever take for granted the trust that you have shown by investing in our young fund. I want to continue to work to earn that trust over the next few years and decades.

Other people help make up Bridgeway. Karen Gerstner and Miles Harper are looking out specifically for your interests on our board of directors. They consider seriously each of the decisions required by federal and state laws and hold me accountable to the highest standards of integrity. Sherry Norman at our custodian bank helps ensure your money is secure. I can't just cash your check and leave town. Patty Avila-Eady and Chris Komarek audit the Portfolio to help make sure that your purchase value and redemption value are accurate now and in the future. Steve Barnhill helped conceive of the name Bridgeway and directed the design process that resulted in our "logo" and prospectus layout. John Harris programmed our own accounting system, set up our computer network, and helped me with research on the ultra-small company asset class. Jim Ellis helped structure the feasibility study for the Fund. With advanced degrees in both law and business and decades of securities law experience, he also serves as the Fund's legal counsel. My wife, mother, brother, sister, and other family and friends have lent money, time, and moral support. (This space wouldn't do justice to the support and sacrifice they have shown.) Almost all of these people have given more than they have taken. It is humbling to be on the receiving end of such good will.

Finally, you should know about the other people I work with here on a daily basis. Joanna Schima currently does almost anything in the area of administration. She was manager of communications at a larger fund complex, then co-owner of a small business before coming to Bridgeway. She does everything from payroll and benefits, to hiring and training, to communications hardware, to insurance, to documenting procedures, to state registration and compliance. Hers is the friendly southern female voice you may hear on our answering machine. When she says, "Reality check time," everyone stops what they're doing and listens. We don't really have titles at Bridgeway, but if we did, she says hers would be "Queen of Quite a Lot." It's awesome what she can accomplish in a day. It's just as awesome to watch the skill, spirit, and love she puts into being a parent. Glen Feagins worked as an auditor with a large accounting firm and later as the chief financial officer of a medium size fund company before coming to Bridgeway. He supervises all our "back room operations," which means pricing our portfolios and keeping official shareholder records. He is our primary contact with our custodian, bank, brokers, and auditors. He is also excellent with computers and maintains our software and hardware--a very important task for a company that leans heavily on technology. Glen is a bit older and wiser than the rest of us (his hair is turning a distinguished gray; mine is just falling out). He is also quieter than the rest of us, but has a warm personality and strong, but subtle sense of humor. David Arnold is one of the people we hired on a temporary basis when we received 10,000+ phone calls last summer from
our  Mutual  Funds  Magazine  article  on  the   Ultra-Small  Company
Portfolio. He's another one of these "can do" people who showed up the rest of us by getting the highest Bridgeway grade on his securities examinations. He answers the lions' share of our phone calls, sends out our literature, assists shareholders with almost any Fund question under the sun, and does about whatever else needs to get done. Lest you think we're spread a bit thin, we are adding one new employee this month.

I want you to picture for a minute working for a very small organization. You hear you are getting some significant publicity. You estimate demand based on other organizations' experience with similar publicity, but three days into publication, you realize you underestimated demand by a factor of 5. Uh, oh. The number of your clients doubles in three months. You promised your family a 2 week vacation and your name is mud if you cancel it. You leave anyway, but work one day a week by fax/laptop. Three more months pass and the number of clients doubles again. This was my situation. I can't tell you how proud I am of the people I work with for bringing Bridgeway through this period with remarkably few glitches. These people are dynamite. We're a stronger organization now, better equipped to service our current shareholders and ready for the next time we get such positive publicity.

If there is one thing I am more proud of than our investment performance, it is the people who make up Bridgeway.

Special Meeting of Shareholders
-------------------------------

Translation: Shareholders voted to make the Fund the legal distributor (the organization that mails out fund literature) rather than the advisory firm (Bridgeway Capital Management, Inc.). Since this was done at NO cost to the Fund, this was probably a "non-event" for shareholders. This reduces some expenses for the Advisor and frees up time better spent on other Fund affairs. Shareholders also voted to reduce some of the paperwork associated with calculating performance fees.


On October 15, 1996, shareholders of record on July 31 considered a proposal to approve calculating the performance adjustment fee rate quarterly instead of monthly and to correct the ending date of the first five year period to September 30, 1999. This proposal passed, with 87,861.488 shares voting in favor, 306.975 against, and 407.717 abstaining. This simplifies the calculation of fees. A proposal was also considered whereby the Fund would adopt a 12b-1 Plan to become its own distributor at no cost to the Fund. This proposal also passed with 286,837.008 shares voting for, 27,950.707 against, and 6,049.901 abstaining. I want to emphasize that there are NO distribution costs to be borne by the Fund from this plan. The adviser, Bridgeway Capital Management, Inc., has borne and will continue to bear all costs of distribution. The Fund remains a fully no-load fund.

New Shareholder Account Numbers
-------------------------------

Please notice a new account number on your enclosed year end statement. Several shareholders requested we not use the social security number, as this could compromise your account security. We agreed it was a good idea.

Short-term Performance--Again
-----------------------------

Translation: We had a great year in 1996. However, we hope you invested in this Portfolio because you believe in Bridgeway and the strategy of this Portfolio. The record on chasing last year's "hot funds," is mixed, at best.

Calendar year 1996 was a great year for your Portfolio. Our goal, however, is not to hit home runs, but "doubles" on a rather consistent basis. A mutual fund that can stay in the top fifth of funds for a number of years running, will find itself in the top 5% long-term. That's where I'd like to be. Too many mutual funds have one dynamite year, only to fall to the bottom of the pack the next. Of the top ten performing domestic equity funds in 1995, only one made it into the
top half in  1996.   Three  actually  registered  in the   bottom two
percent. These are truly remarkable statistics which indicate the perils of chasing short-term performance.

Conclusion
----------

As always, I appreciate your feedback and suggestions.  We are  always
looking for  ways  to  improve  our  service.    While  I  can't  make
representations about future performance, I am working hard to make ours a mutually rewarding long-term relationship.

Sincerely,

John Montgomery

January 27, 1997


Dear Fellow Social Responsibility Shareholder,

Our performance in absolute terms was very good last quarter; however, relative to our benchmarks it was poor. The Portfolio gained 3.7% in the December quarter, significantly lagging the S&P 500 benchmark's return of 8.3%. I am never satisfied if we're not beating our peers and the market.

Performance Summary
-------------------

The following table presents SEC standardized performance for the December quarter, one year, and life-to-date*:

						   Sep. Qtr.      1 Year     Life-to-Date
						    9/30/96      12/31/95     8/5/94 to
						   to 12/31/96  to 12/31/96  12/31/96 **
	 Social Responsibility Portfolio                3.7%        16.2%        19.6%
	 S&P 500 Index (large stocks)*                  8.3%        23.0%        25.3%
	 Lipper Growth Funds*                           5.3%        19.3%        21.1%

*The Russell 2000 and S&P 500 are unmanaged indexes of large and small stocks, respectively, with dividends reinvested. The Lipper Growth Funds reflect the aggregate record of domestic growth mutual funds as reported by Lipper Analytical Services, Inc. Past performance does not guarantee future returns.
**  Life-to-date  returns  are   annualized;  quarterly  returns  are   not
annualized.

Detailed Explanation of Performance
-----------------------------------

Our smaller companies with strong social records continued to hold back our portfolio a bit as investors continued to flock to the "safety" of large companies. Healthy Planet Products and Ben & Jerry's Ice Cream continued their downward trend with quarterly declines of 27% and 14%, respectively. Team Rental, a Budget Rent-a-Car franchisee, eased off from earlier year gains, declining 15% in the quarter. More than offsetting these were the stocks of larger companies which make up the bulk of our portfolio. These included: Great Atlantic and Pacific (up 23%), H. B. Fuller (up 22%), MBNA Corp. (up 19%), and Cincinnati Bell (up 16%). There were no systematic industry trends affecting our portfolio. However, the absence of some of the less "green" industries, such as oil, hurt our financial performance relative to the S&P 500.

Largest Positions
-----------------

The following were our largest ten portfolio positions on December 31:

								     % Net
     Company                            Industry                     Assets
     -------                            --------                     ------

     Great Atlantic & Pacific           Retail Stores                  6.6%
     The Gap                            Retail Stores                  6.3%
     Safeway Stores                     Retail Stores                  5.9%
     Cincinnati Bell                    Telecommunications             5.4%
     MBNA Corp                          Banking                        5.1%
     Student Loan Marketing             Finance                        5.0%
     Nike, Inc. (Class B)               Leather & Shoes                5.0%
     Monsanto                           Chemicals                      4.7%
     Medtronics, Inc.                   Medical Equipment/Supplies     4.6%
     Coca-Cola Company                  Beverages                      4.5%
								      -----
     Total                                                            53.1%


Newest Portfolio Holdings
-------------------------

The newest  additions to  our portfolios  are  Student Loan  Marketing  and
Monsanto.   Student  Loan  Marketing  (or  "Sallie  Mae")  is  a  federally
chartered  organization  providing  liquidity  to  banks  and   educational
institutions that offer federally guaranteed student  loans.  Times may  be
exciting for this company  in the next decade.   Legislation was signed  by
the  president  recently   to  change  it   from  a  government   sponsored
organization to a general purpose corporation.  This should relieve certain regulatory burdens  and  allow  it  to  compete  more  effectively  in  the marketplace, while continuing to help people seeking a higher education.

Monsanto is a very large U.S. chemical company. So seldom does a chemical or energy company make it into the top fifth of our social rankings that it always causes me to take notice. This company achieved the top score in advancement of women in the workplace, charitable giving, and disclosure of information. For a chemical company, it also scored unusually high on environmental factors, which means it is taking progressive measures in a "non-green" industry.

The People Side of This Business
--------------------------------

Bridgeway is not  just an  address.   It's not  even just  money and  stock
certificates in  a  bank.   Bridgeway  is  people.   First,  its  you,  our
shareholder.  Obviously,  without you, I'm  out of a  job.  I  pray that  I never, ever take for granted the trust that you have shown by investing  in
our young fund.   I want to continue  to work to earn  that trust over  the
next few years and decades.

Other people help make up Bridgeway.   Karen Gerstner and Miles Harper  are
looking out  specifically for  your interests  on our  board of  directors.
They consider seriously each of the decisions required by federal and state laws and hold me accountable to the highest standards of integrity.  Sherry
Norman at our custodian bank  helps ensure your money  is secure.  I  can't
just cash your check  and leave town.   Patty Avila-Eady and Chris  Komarek
audit the  Portfolio  to  help  make sure  that  your  purchase  value  and redemption value are accurate now and in the future.  Steve Barnhill helped conceive of  the  name  Bridgeway and  directed  the  design  process  that resulted in our "logo" and prospectus  layout.  John Harris programmed  our own accounting system,  set up  our computer  network, and  helped me  with
research on  the  ultra-small  company  asset  class.    Jim  Ellis  helped
structure the feasibility  study for the  Fund.  With  advanced degrees  in both law and  business and decades  of securities law  experience, he  also serves as the Fund's legal counsel.  My wife, mother, brother, sister,  and
other family and friends have lent  money, time, and moral support.   (This
space wouldn't do justice  to the support and  sacrifice they have  shown.)
Almost all of these  people have given more  than they have  taken.  It  is humbling to be on the receiving end of such good will.

Finally, you should know about the other people I work with here on a daily
basis.   Joanna  Schima currently  does  almost  anything in  the  area  of
administration.   She  was  manager of  communications  at  a  larger  fund
complex, then co-owner of a small business before coming to Bridgeway.  She does everything  from payroll  and benefits,  to  hiring and  training,  to communications hardware, to insurance, to documenting procedures, to  state
registration and compliance.   Hers is the  friendly southern female  voice
you may  hear on  our answering  machine.   When she  says, "Reality  check
time," everyone stops what they're doing and listens.  We don't really have titles at Bridgeway, but if we did, she says hers would be "Queen of  Quite
a Lot."   It's awesome what  she can  accomplish in a  day.   It's just  as
awesome to watch the skill, spirit, and love she puts into being a  parent.
Glen Feagins worked as an auditor with a large accounting firm and later as the chief financial officer of a medium size fund company before coming  to
Bridgeway.   He supervises  all our  "back  room operations,"  which  means pricing our portfolios and keeping official shareholder records.  He is our
primary contact with  our custodian, bank,  brokers, and auditors.   He  is
also excellent with  computers and maintains  our software and  hardware--a
very important task for a company  that leans heavily on technology.   Glen
is a  bit older  and wiser  than the  rest of  us (his  hair is  turning  a distinguished gray; mine is just falling out).  He is also quieter than the rest of us,  but has a  warm personality and  strong, but  subtle sense  of humor.  David Arnold  is one of the  people we hired  on a temporary  basis when we received  10,000+ phone  calls last  summer from  our Mutual Funds
Magazine article on the Ultra-Small Company Portfolio.  He's another one of these "can do" people who showed up the  rest of us by getting the  highest
Bridgeway grade  on his  securities examinations.   He  answers the  lions'
share of our phone  calls, sends out  our literature, assists  shareholders with almost any Fund question under  the sun, and does about whatever  else needs to get done.  Lest you think we're  spread a bit thin, we are  adding one new employee this month.

I want you to picture for a  minute working for a very small  organization.
You hear you are getting some  significant publicity.  You estimate  demand based on other organizations' experience with similar publicity, but  three days into publication, you realize you underestimated demand by a factor of
5.  Uh,  oh.  The  number of  your clients doubles  in three  months.   You
promised your family a 2 week vacation and  your name is mud if you  cancel
it.  You leave anyway, but work one day  a week by fax/laptop.  Three  more
months pass  and  the  number  of  clients doubles  again.    This  was  my
situation.  I can't tell you how proud I am  of the people I work with  for bringing Bridgeway through this period with remarkably few glitches.  These people are dynamite.  We're a stronger organization now, better equipped to service our current shareholders  and ready for the  next time we get  such positive publicity.

If there is one thing I am most proud of at Bridgeway, it is the people who make up Bridgeway.

New Shareholder Account Numbers
-------------------------------

Please notice a  new account number  on your enclosed  year end  statement.
Several shareholders requested we not use the social security number, as this could compromise your account security. We agreed it was a good idea.

Special Meeting of Shareholders
-------------------------------

Translation:  Shareholders  voted to make  the Fund  the legal  distributor
(the organization that mails out fund literature) rather than the  advisory firm (Bridgeway Capital Management, Inc.).  Since this was done at NO  cost
to the  Fund, this  was  probably a  "non-event"  for shareholders.    This
reduces some expenses  for the Advisor  and frees up  time better spent  on
other Fund  affairs.    Shareholders  also voted  to  reduce  some  of  the
paperwork associated with calculating performance fees.

On October  15,  1996, shareholders  of  record  on July  31  considered  a proposal  to  approve  calculating  the  performance  adjustment  fee  rate quarterly instead of monthly  and to correct the  ending date of the  first
five year  period  to September  30,  1999.   This  proposal  passed,  with
87,861.488 shares voting in favor, 306.975 against, and 407.717 abstaining.
This simplifies the calculation  of fees.  A  proposal was also  considered whereby the Fund would adopt a 12b-1 Plan to become its own distributor  at
no cost to  the Fund.   This proposal also  passed with 286,837.008  shares
voting for,  27,950.707  against, and  6,049.901  abstaining.   I  want  to
emphasize that there are NO distribution costs to be borne by the Fund from this plan.  The adviser, Bridgeway Capital Management, Inc., has borne  and will continue to bear all costs of distribution.  The Fund remains a  fully no-load fund.

Conclusion
----------

Enclosed you  will find  your December  account statement.   As  always,  I
appreciate your feedback and suggestions.   We are always looking for  ways
to improve our service.

Sincerely,

John Montgomery

			       BRIDGEWAY FUND, INC.
			    AGGRESSIVE GROWTH PORTFOLIO
		   SCHEDULE OF PORTFOLIO INVESTMENTS (unaudited)
		      Showing percentage of total net assets
				 December 31, 1996

     Industry
	 Company                                              Shares        Value
 Common Stock - 86.4%
     Air Transport - 1.2%
	 Atlantic Coast Airlines                               2,300       $2,817

     Automobiles, Motor Homes and Trucks - 5.1%
	 Coachman Industries *                                 4,120      116,905

     Banking - 0.7%
	 Grove Bank *                                            300       14,925

     Building - 5.2%
	 Continental Homes Holdings                            2,300       48,875
	 Shult Homes Corp. *                                   3,000       70,500
								      -----------
									  119,375
     Containers - 0.9%
	 Disc Graphics                                         9,900       20,419

     Data Processing Hardware - 10.5%
	 Advanced Logic Research                               3,500       43,313
	 Bell Microproducts, Inc.                              1,400       12,425
	 Equitrac Corporation                                  1,500       17,625
	 General Automation, Inc.                             17,000       29,750
	 IKOS System, Inc.                                       500       10,000
	 Printronix, Inc.                                      1,200       16,050
	 Sun Microsystems, Inc. #                              4,200      107,888
								      -----------
									  237,051
     Data Processing Software - 0.7%
	 Symix Systems, Inc.                                   2,000       16,000

     Electronics/Electric - 7.7%
	 Benchmark Electronics                                 2,500       53,438
	 C-Cube                                                1,100       40,631
	 Nanometrics, Inc.                                     2,000        9,500
	 Reliability, Inc.                                     1,400        8,750
	 Semtech Corporation                                   2,300       39,388
	 Veeco Instruments                                     1,100       24,200
								      -----------
									  175,907
     Health Care Facilities - 2.4%
	 Curative Health                                       2,000       54,750

     Home Furnishings - 0.4%
	 DMI Furniture Inc                                     3,700        9,944

     Leisure-Amusement - 1.0%
	 SCP Pool Corporation                                  1,100       22,825

     Machinery - 5.2%
	 Chart Industries, Inc. *                              1,000       17,125
	 Graco, Inc.                                           1,900       46,550
	 JLG Industries *                                      3,420       54,293
								      -----------
									  117,968
     Metal / Other fabricating - 4.2%
	 Oregon Metallurgical Corporation *                    3,000       96,750

     Mutual Funds - 0.5%
	 New Germany Fund                                        550        7,356
	 Spain Fund *                                            400        5,100
								      -----------
									   12,456
     Office Equipment - 2.7%
	 Mail Well, Inc.                                       3,800       62,225

[CAPTION]

			       BRIDGEWAY FUND, INC.
			    AGGRESSIVE GROWTH PORTFOLIO
		   SCHEDULE OF PORTFOLIO INVESTMENTS (unaudited)
		      Showing percentage of total net assets
				 December 31, 1996

     Industry
	 Company                                              Shares        Value

     Oil & Gas - 12.9%
	 Comstock Resources, Inc.                              4,900       63,700
	 Helmerich Payne *                                     3,500      182,438
	 Key Production, Inc.                                  1,500       19,125
	 McFarland Energy, Inc.                                2,400       29,100
								      -----------
									  294,363
     Pollution Control - 2.0%
	 American Eco Corporation                              6,800       46,750

     Retail Stores - 17.3%
	 CompUSA,  Inc. #                                      4,660       96,113
	 Damark International, Inc.                            3,400       31,025

	 Nutrition For Life International, Inc. *              4,000       48,000
	 One Price Clothing Store, Inc.                        4,400       12,650
	 TJX Companies, Inc. *                                 3,800      180,025
	 Tuesday Morning Corporation                           1,200       25,650
								      -----------
									  393,463
     Securities - 0.3%
	 JB Oxford Holdings, Inc.                              5,300        7,288

     Services - 1.4%
	 Team Rental Group, Inc.                               2,000       32,250

     Steel / Iron - 0.7%
	 Northwest Pipe Company                                1,000       16,250

     Transportation / Freight - 1.9%
	 Hvide Marine, Inc.                                    2,000       43,500

     Utilities-Electric - 1.5%
	 Bangor Hydro-Electric Company *                       3,500       33,250

								      -----------
     Total Common Stock (Identified Cost $1,684,637)                    1,972,789

 Options - 1.3%
     Data Processing - 0.5%
	 SUNW 1/98 @ 25 Calls                                     20       11,500

     Retail Stores - 0.8%
	 CompUSA 2/97 @ 15 Calls                                  20       12,250
	 CompUSA 5/97 @ 20 Calls                                  15        5,250
	 CompUSA 5/97 @ 25 Calls                                   6          900
								      -----------
									   18,400
								      -----------
     Total Options (Identified Cost $44,584)                               29,900

 Short-term Investments - 6.9%
     Money Market Funds - 6.9%
	 Lehman Bros. Prime Money Market
	     Class A                                          53,244       53,244
	 SEI Daily Income Trust Prime Obligations
	      Obligations                                     51,679       51,679
	 Starburst Money Market Fund                          51,678       51,678
								      -----------
									  156,601
     Total Short-term Investments (Identified Cost $156,601)              156,601

								      -----------
 Total Investments - 94.6%                                              2,159,290

 Other Assets and Liabilities, net - 5.4%                                 122,766
								      -----------

 Total Net Assets - 100.0%                                             $2,282,056
								      ===========

 *  Income-producing security.
 #  The portfolio owns a call option on this security.
 ** The aggregate identified cost on a tax basis is $1,885,822.
    Gross unrealized appreciation and depreciation were $384,606 and $111,138, respectively, or net unrealized appreciation of $273,468.

 See accompanying notes to financial statements.

			       BRIDGEWAY FUND, INC.
			  SOCIAL RESPONSIBILITY PORTFOLIO
		   SCHEDULE OF PORTFOLIO INVESTMENTS (unaudited)
		      Showing percentage of total net assets
				 December 31, 1996

     Industry
	 Company                                              Shares        Value

 Common Stock - 91.0%
     Air Transport - 3.2%
	 AMR Corporation                                         150      $13,219

     Banking - 5.8%
	 Bank of Boston Corporation *                             45        2,891
	 MBNA Corp *                                             500       20,750
								      -----------
									   23,641
     Beverages - 4.5%
	 Coca-Cola Company *                                     350       18,419

     Chemicals - 8.8%
	 Fuller (HB) *                                           350       16,450
	 Monsanto                                                500       19,438
								      -----------
									   35,888
     Drugs-Generic and OTC - 10.6%
	 Merck & Company *                                       195       15,503
	 Pfizer, Inc. *                                          155       12,865
	 Schering Plough Corporation *                           229       14,828
								      -----------
									   43,196
     Finance - 5.0%
	 Student Loan Marketing                                  220       20,488

     Food - 0.1%
	 Ben & Jerry's Homemade, Inc.                             50          544

     Graphic Arts - 0.5%
	 Healthy Planet Products, Inc.                           525        1,969

     Health Care Facilities - 2.1%
	 Pacificare Health Systems                               107        8,694

     Leather & Shoes - 5.0%
	 Nike, Inc. (Class B) *                                  340       20,315

     Medical equipment/Supplies - 10.4%
	 Johnson & Johnson *                                     230       11,443
	 Medtronics, Inc. *                                      278       18,904
	 Sofamor/Danek Group                                     400       12,200
								      -----------
									   42,547

			       BRIDGEWAY FUND, INC.
			  SOCIAL RESPONSIBILITY PORTFOLIO
		   SCHEDULE OF PORTFOLIO INVESTMENTS (unaudited)
		      Showing percentage of total net assets
				 December 31, 1996

     Industry
	 Company                                              Shares        Value

     Retail Stores - 22.9%
	 Gantos, Inc.                                          1,700        5,525
	 Great Atlantic & Pacific *                              850       27,094
	 Lands End                                               450       11,925
	 Safeway Stores                                          562       24,026
	 The Gap *                                               850       25,606
								      -----------
									   94,176
     Services - 2.6%
	 Team Rental Group, Inc.                                 650       10,481

     Specialty Instruments - 4.1%
	 Hewlett Packard Company *                               332       16,683

     Telecommunications - 5.4%
	 Cincinnati Bell *                                       360       22,185
								      -----------

     Total Common Stock (Identified Cost $321,024)                        372,445

 Short-term Investments - 14.2%
     Money Market Funds - 14.2%
	 Lehman Bros. Prime Money Market Class A               8,629        8,629
	 SEI Daily Income Trust Prime Obligations              8,375        8,375
	 Starburst Money Market Fund                           8,375        8,375
	 Strong Money Market, Inc.                            33,000       33,000
								      -----------
									   58,379
								      -----------
     Total Short-term Investments (Identified Cost $58,379)                58,379
								      -----------

 Total Investments - 105.2%                                               430,824

 Other Assets and Liabilities, net - (5.2)%                               -21,440
								      -----------

 Total Net Assets - 100.0%                                               $409,384
								      ===========

 *  Income producing security.
 ** The aggregate identified cost on a tax basis is $379,403.
    Gross unrealized appreciation and depreciation were $60,803 and $9,382, respectively, or net unrealized appreciation of $51,421.

 See accompanying notes to financial statements.

			       BRIDGEWAY FUND, INC.
			   ULTRA-SMALL COMPANY PORTFOLIO
		   SCHEDULE OF PORTFOLIO INVESTMENTS (unaudited)
		      Showing percentage of total net assets
				 December 31, 1996

     Industry
	 Company                                              Shares        Value
 Common Stock - 92.0%
     Aerospace - 0.5%
	 Kellstrom Industries, Inc.                            7,500      $62,813

     Air Transport - 0.7%
	 Atlantic Coast Airlines                               8,200      100,450

     Aircraft Manufacturing/components - 0.4%
	 Petroleum Helicopters, Inc. *                         3,000       52,500

     Auto parts - 0.9%
	 Audiovox Corp.                                       12,000       68,250
	 R & B, Inc.                                           7,500       57,188
								      -----------
									  125,438
     Automobiles - 1.1%
	 Monaco Coach Corp.                                    9,600      156,000

     Automobiles, Motor Homes and Trucks - 1.4%
	 Collins Industries, Inc.                             32,000      188,000

     Banking - 3.1%
	 Dime Financial of Connecticut *                       6,600      113,850
	 Grove Bank *                                          4,900      243,775
	 Hallmark Savings                                      2,500       44,375
	 Peoples Bank Of Indiana *                               500       18,000
								      -----------
									  420,000
     Beverages - 0.3%
	 Cable Car Beverage Corporation                       19,800       44,550

     Building - 5.5%
	 American Woodmark Corporation *                      10,300      141,947
	 Continental Homes Holdings                           19,300      410,125
	 Engle Homes, Inc. *                                   6,900       58,650
	 M/I Schottenstein Homes                               5,900       64,163
	 Perini Corporation                                    2,900       22,656
	 Zaring Homes, Inc.                                    5,000       56,250
								      -----------
									  753,791
     Coatings, Paint,Varnishes - 0.4%
	 Southwall Technologies, Inc                           9,200       57,500

     Data Processing Hardware - 7.2%
	 Astro-med, Inc. *                                     1,500       12,750
	 Bell Microproducts, Inc.                             19,600      173,950
	 Cayenne Software, Inc.                                9,800       37,363
	 Ciprico, Inc.                                         7,300      106,763
	 Equitrac Corporation                                  1,000       11,750
	 General Automation, Inc.                             76,800      134,400
	 Graphix Zone                                         21,000       52,500
	 International Micro Software                          9,500      142,500
	 QMS, Inc.                                             4,800       25,200
	 STB Systems, Inc.                                     9,000      182,250
	 Tripos, Inc.                                          6,500       76,375
	 Xata Corporation                                      3,500       24,938
								      -----------
									  980,739
     Data Processing Software - 1.4%
	 Symix Systems, Inc.                                  23,200      185,600

     Drugs-Generic and OTC - 1.3%
	 Embrex, Inc.                                         16,500      107,250
	 Neogen Corporation                                    9,000       64,688
	 Procyte Corporation                                   5,800       13,050
								      -----------
									  184,988

			       BRIDGEWAY FUND, INC.
			   ULTRA-SMALL COMPANY PORTFOLIO
		   SCHEDULE OF PORTFOLIO INVESTMENTS (unaudited)
		      Showing percentage of total net assets
				 December 31, 1996

     Industry
	 Company                                              Shares        Value
     Electronics/Electric - 11.5%
	 Datum, Inc.                                           6,800      114,750
	 Diagnostic/Retrieval Systems, Inc.                    4,500       56,250
	 Engineered Support Systems                           23,900      352,525
	 JPM Company                                           8,500      148,750
	 K-Tron International                                 20,100      206,025
	 Nam Tai Electronics, Inc.                             1,000        7,750
	 Nanometrics, Inc.                                     1,000        4,750
	 Polk Audio, Inc.                                      3,500       42,875
	 Reliability, Inc.                                     8,000       50,000
	 Semtech Corporation                                  11,100      190,088
	 Spectrum Control, Inc.                                3,000       10,125
	 Super Vision International, Inc.                     11,400       72,675
	 Wandel & Goltermann Technology                       10,800      315,900
								      -----------
									1,572,463
     Finance - 1.3%
	 ACE Cash Express, Inc.                                7,500       84,375
	 American Physicians Service Group                    12,400       80,600
	 PDS Financial Corporation                             2,000        3,500
	 TFC Enterprises                                       5,800        9,425
								      -----------
									  177,900
     Food - 0.2%
	 Fresh America                                         1,800       29,700

     Food Serving - 0.6%
	 Family Steak House                                    6,200        3,875
	 Garden Fresh Restaurant                               7,200       72,900
								      -----------
									   76,775
     Health Care Facilities - 2.7%
	 Advocat, Inc.                                        13,800      100,050
	 Alliance Imaging, Inc.                               20,000      115,000
	 Caretenders Health Corporation                        2,800       15,400
	 Dianon Systems, Inc.                                  4,500       38,813
	 SMT Health Services, Inc.                             4,900       41,650
	 Sheridan Healthcare, Inc.                             9,800       57,575
								      -----------
									  368,488
     Home Furnishings - 2.8%
	 Craftmade International *                             3,500       21,438
	 Rowe Furniture, Corporation *                         4,800       38,400
	 Tab Products *                                        6,700       59,044
	 Winsloew Furniture                                   27,100      264,225
								      -----------
									  383,107
     Insurance - 0.6%
	 Omni Insurance Group                                  2,800       26,600
	 Unico American *                                      4,500       48,938
								      -----------
									   75,538
     Leisure-Amusement - 5.3%
	 Cinergi Pictures Entertainment. Inc.                 12,500       24,609
	 E R O, Inc.                                           2,900       25,375
	 Fountain Powerboat                                    6,600      120,450
	 Funco, Inc.                                          18,100      151,588
	 Moviephone                                            4,500       19,688
	 PTI Holding, Inc.                                    18,600      158,100
	 Play By Play Toys                                     1,500       18,000
	 SCP Pool Corporation                                 10,200      211,650
								      -----------
									  729,460
     Machinery - 2.6%
	 Chart Industries, Inc. *                              4,200       71,925
	 Newcor, Inc.                                          3,000       22,875
	 Selas Corporation of America                          5,800       98,600
	 U.S. Home & Garden                                   72,800      159,250
	 Venturian Corporation                                 1,000        8,125
								      -----------
									  360,775

			       BRIDGEWAY FUND, INC.
			   ULTRA-SMALL COMPANY PORTFOLIO
	     SCHEDULE OF PORTFOLIO INVESTMENTS (unaudited), continued
		      Showing percentage of total net assets
				 December 31, 1996

     Industry
	 Company                                              Shares        Value
 Common Stock - 92.0%, continued
     Manufacturing/Distributing - 0.9%
	 Chase Corporation *                                   2,100       18,638
	 Dominion Bridge Corporation                          47,800      107,550
								      -----------
									  126,188
     Medical equipment/Supplies - 2.5%
	 AFP Imaging Corporation                               3,000        5,625
	 Biosource International, Inc.                         8,800       60,500
	 Contour Medical, Inc.                                 7,000       32,375
	 I-Flow Corporation                                   20,000      108,750
	 Lukens Medical Corporation                            8,900       37,825
	 Medical Resources, Inc.                               6,300       71,663
	 Meridian                                              3,000       25,875
								      -----------
									  342,613
     Mining - 0.2%
	 Alta Gold                                             9,000       31,781

     Oil & Gas - 13.9%
	 Adams Research & Energy, Inc.                         2,000       24,500
	 American Oilfield Divers                             26,500      314,688
	 Clayton Williams Energy                              25,000      434,375
	 Comstock Resources, Inc.                             20,500      266,500
	 Maverick Tube Corporation                            20,100      256,275
	 Maynard Oil Company                                   1,500       28,125
	 McFarland Energy, Inc.                               24,700      299,488
	 Petroleum Development Corporation                    35,200      147,400
	 Southern Minerals                                     4,000       23,500
	 Tatham Offshore, Inc.                                12,000        8,625
	 UTI Energy                                            3,000      106,125
								      -----------
									1,909,601
     Pollution Control - 3.3%
	 American Eco Corporation                             37,500      257,813
	 KTI, Inc.                                             3,300       24,338
	 Misonix, Inc.                                        21,300      166,406
								      -----------
									  448,557
     Retail Stores - 8.2%
	 Damark International, Inc.                           17,200      156,950
	 Family Bargain                                       22,833       51,374
	 Freds, Inc.                                           2,000       17,250
	 Gantos, Inc.                                         32,300      104,975

	 J. Baker, Inc.                                        4,800       25,500
	 Jim Hjelms Private Collection                         4,500       22,500
	 Nutrition For Life International, Inc. *             22,080      264,960
	 One Price Clothing Store, Inc.                       44,100      126,788
	 Roses Store Inc.                                      3,800        7,125
	 S&K Famous Brands                                     6,800       64,600
	 Trans World Entertainment Corporation                 9,400       66,975
	 Tuesday Morning Corporation                          10,200      218,025
								      -----------
									1,127,022

			       BRIDGEWAY FUND, INC.
			   ULTRA-SMALL COMPANY PORTFOLIO
	     SCHEDULE OF PORTFOLIO INVESTMENTS (unaudited), continued
		      Showing percentage of total net assets
				 December 31, 1996

     Industry
	 Company                                              Shares        Value
     Securities - 1.3%
	 JB Oxford Holdings, Inc.                             19,000       26,125
	 M. H. Myerson & Co., Inc.                            25,000       81,250
	 Southwest Securities Group *                          5,000       75,000
								      -----------
									  182,375
     Services - 3.1%
	 Advanced Marketing Services, Inc.                    10,400      105,300
	 Corrpro Companies                                     6,200       58,900
	 ICF Kaiser International, Inc.                       14,500       29,000
	 Maxserve                                             12,100       83,944
	 RCM Technologies, Inc.                               16,800      147,000
								      -----------
									  424,144
     Specialty Instruments - 1.4%
	 Laser Industries Ltd.                                18,800      190,350

     Steel / Iron - 0.9%
	 Northwest Pipe Company                                7,400      120,250

     Telecommunications - 2.2%
	 Blounder Tongue Labs, Inc.                            4,800       42,000
	 Cabletel Communications Corporation                   8,300       45,650
	 EMCEE Broadcast Products                             12,900       93,525
	 Total-tel USA Communications, Inc.                    2,000       37,500
	 Wegener Corporation                                  20,000       78,750
								      -----------
									  297,425
     Textiles - 2.2%
	 Dixie Yarns, Inc.                                     9,700       75,175
	 Worldtex, Inc.                                       24,900      220,988
								      -----------
									  296,163
     Transportation / Freight - 0.2%
	 Consolidated Delivery & Logistical, Inc.              6,000       27,000
								      -----------

     Total Common Stock (Identified Cost $11,498,510)                  12,610,044

     Money Market Funds - 4.7%
	 Lehman Bros. Prime Money Market Class A             219,150      219,150
	 SEI Daily Income Trust Prime Obligations            212,705      212,705
	 Starburst Money Market Fund                         212,705      212,705
								      -----------
									  644,560
								      -----------
     Short-term Investments - 4.7%                                        644,560

								      -----------
     Total Investments - 96.7%                                         13,254,604

 Other Assets and Liabilities, net - 3.3%                                 453,590
								      -----------

 Total Net Assets - 100.0%                                            $13,708,194
								      ===========

 *  Income producing security.
 ** The aggregate identified cost on a tax basis is $12,143,070.
    Gross unrealized appreciation and depreciation were $1,904,694 and $793,160 respectively, or net unrealized appreciation of $1,111,534.

 See accompanying notes to financial statements.

					  BRIDGEWAY FUND, INC.

			    STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
					As of December 31, 1996

							 Ultra-Small    Aggressive       Social
							  Company         Growth     Responsibility
							  Portfolio      Portfolio      Portfolio

 Assets:
    Investments at value *                               $13,254,604     $2,159,290       $430,824
    Cash                                                     768,770        126,737          4,235
    Receivable for investments sold                          213,628              0         20,927
    Receivable for interest                                      415            671            241
    Receivable for dividends                                   2,231             85            324
    Receivable from adviser                                        0          4,229            631
    Prepaid expenses                                           5,212            935            560
    Deferred organization costs                               11,500         11,500         11,500
						       -------------  -------------  -------------
	  Total assets                                    14,256,360      2,303,447        469,242

 Liabilities:
    Payable for investments purchased                        523,174              0         40,095
    Payable for management fee                                   336          6,486              0
    Payable for organization costs                            11,513         11,513         11,513
    Accrued expenses                                          13,143          3,392          8,250
						       -------------  -------------  -------------
	  Total liabilities                                  548,166         21,391         59,858
						       -------------  -------------  -------------
    Net Assets                                           $13,708,194     $2,282,056       $409,384
						       =============  =============  =============
    Shares Outstanding                                       799,191        136,482         28,924
						       =============  =============  =============
    Net asset value, offering and redemption price
	 per share                                            $17.15         $16.72         $14.15
						       =============  =============  =============

 Net Assets Represent:
    Paid-in capital                                      $12,332,691     $2,008,475       $364,747
    Undistributed net realized gain                          263,969            113         (6,784)
    Net unrealized appreciation of investments             1,111,534        273,468         51,421
						       -------------  -------------  -------------
    Net assets                                           $13,708,194     $2,282,056       $409,384
						       =============  =============  =============
 * Investments at cost                                   $12,143,070     $1,885,822       $379,403
						       =============  =============  =============


 See accompanying notes to financial statements.

					  BRIDGEWAY FUND, INC.
				  STATEMENT OF OPERATIONS (Unaudited)
			       For the six months ended December 31, 1996

							 Ultra-Small    Aggressive       Social
							  Company         Growth     Responsibility
							  Portfolio      Portfolio      Portfolio

 Investment income:
    Dividends                                                 $6,094         $4,188         $1,309
    Interest                                                   7,032          2,656          1,511
						       -------------  -------------  -------------
	  Total income                                        13,126          6,844          2,820

 Expenses:
    Management fees                                           40,679         14,666          1,062
    Accounting fees                                           31,955          5,716          3,677
    Audit fees                                                 5,069          3,549          3,549
    Custody                                                    5,685          1,314            286
    Amortization of organization costs                         2,347          2,347          2,347
    Insurance                                                  1,998            355             63
    Legal                                                      9,802          1,949            151
    Registration fees                                          3,124            668            578
    Director fees                                                200            200            200
    Miscellaneous                                                 15             15             15
						       -------------  -------------  -------------
	  Total expenses                                     100,874         30,779         11,928
    Less fees waived                                         (10,385)       (12,388)        (4,739)
    Less expenses reimbursed                                       0              0         (4,260)
						       -------------  -------------  -------------
	  Net expenses                                        90,489         18,391          2,929

						       -------------  -------------  -------------
 Net investment income (loss)                                (77,363)       (11,547)          (109)
						       -------------  -------------  -------------


 Net realized and unrealized gain(loss) on investments:
    Net realized gain (loss) on investments
    Net change in unrealized appreciation during             271,044         (9,521)         4,609
    period                                                   792,108        145,326          5,552
						       -------------  -------------  -------------
    Net realized and unrealized gain                       1,063,152        135,805         10,161

 Net increase in assets
						       -------------  -------------  -------------
    resulting from operations:                              $985,789       $124,258        $10,052
						       =============  =============  =============

 See accompanying notes to financial statements.

					  BRIDGEWAY FUND, INC.
			     STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

 Ultra-Small Company Portfolio                         Six months ended   Year ended
    Increase (decrease) in net assets:                December 31, 1996  June 30, 1996   see * below
    Operations:
       Net investment income (loss)                            ($77,363)      ($23,352)       ($2,117)
       Net realized gain (loss) on investments                  271,044        371,952         (3,571)
       Net change in unrealized appreciation                    792,108        247,576         70,908
							  -------------  -------------  -------------
	   Net increase resulting from operations               985,789        596,176         65,220
							  -------------  -------------  -------------
       Distributions to shareholders:
	   From net investment income                                 0              0             (4)
	   From realized gains on investments                  (228,177)       (44,243)          (220)
							  -------------  -------------  -------------
	     Total distributions to shareholders               (228,177)       (44,243)          (224)
    Fund share transactions:
       Proceeds from sale of shares                           8,985,314      3,392,930        568,271
       Reinvestment of dividends                                209,831         43,592            224
       Cost of shares redeemed                                 (802,154)       (98,400)             0
							  -------------  -------------  -------------
	   Net increase from Fund share transactions          8,392,991      3,338,122        568,495
							  -------------  -------------  -------------
	   Net increase in net assets                         9,150,603      3,890,055        633,491
    Net assets:
       Beginning of period                                    4,557,591        667,536         34,045
							  -------------  -------------  -------------
       End of period                                        $13,708,194     $4,557,591       $667,536
							  =============  =============  =============

    Number of Fund shares:
       Sold                                                     564,260        217,309         55,498
       Issued on dividends reinvested                            12,394          3,338             22
       Redeemed                                                 (50,708)        (6,219)             0
							  -------------  -------------  -------------
	   Net increase                                         525,946        214,428         55,520
       Outstanding at beginning of period                       273,245         58,817          3,297
							  -------------  -------------  -------------
       Outstanding at end of period                             799,191        273,245         58,817
							  =============  =============  =============

=====================================================================================================

 Aggressive Growth Portfolio
    Increase (decrease) in net assets:
    Operations:
       Net investment income (loss)                            ($11,547)       ($9,319)         ($465)
       Net realized gain (loss) on investments                   (9,521)       166,362         (1,720)
       Net change in unrealized appreciation                    145,326         95,798         32,675
							  -------------  -------------  -------------
	   Net increase resulting from operations               124,258        252,841         30,490
							  -------------  -------------  -------------
       Distributions to shareholders:
	   From net investment income                                 0              0              0
	   From realized gains on investments                  (128,863)        (4,442)           (48)
							  -------------  -------------  -------------
	     Total distributions to shareholders               (128,863)        (4,442)           (48)
    Fund share transactions:
       Proceeds from sale of shares                             942,752        989,807        188,873
       Reinvestment of dividends                                123,538          3,894             48
       Cost of shares redeemed                                 (282,114)       (15,887)             0
							  -------------  -------------  -------------
	   Net increase from Fund share transactions            784,176        977,814        188,921
							  -------------  -------------  -------------
	   Net increase in net assets                           779,571      1,226,213        219,363
    Net assets:
       Beginning of period                                    1,502,485        276,272         56,909
							  -------------  -------------  -------------
       End of period                                         $2,282,056     $1,502,485       $276,272
							  =============  =============  =============

    Number of Fund shares:
       Sold                                                      56,353         67,496         17,837
       Issued on dividends reinvested                             7,362            294              5
       Redeemed                                                 (17,410)        (1,209)             0
							  -------------  -------------  -------------
	   Net increase                                          46,305         66,581         17,842
       Outstanding at beginning of period                        90,177         23,596          5,754
							  -------------  -------------  -------------
       Outstanding at end of period                             136,482         90,177         23,596
							  =============  =============  =============

=====================================================================================================

 Social Responsibility Portfolio
    Increase (decrease) in net assets:
    Operations:
       Net investment income (loss)                               ($109)         ($357)          $295
       Net realized gain (loss) on investments                    4,609         10,228           (854)
       Net change in unrealized appreciation                      5,552         39,110          7,469
							  -------------  -------------  -------------
	   Net increase resulting from operations                10,052         48,981          6,910
							  -------------  -------------  -------------
       Distributions to shareholders:
	   From net investment income                                 0           (297)           (19)
	   From realized gains on investments                   (21,520)             0              0
							  -------------  -------------  -------------
	     Total distributions to shareholders                (21,520)          (297)           (19)
    Fund share transactions:
       Proceeds from sale of shares                              72,349        268,541         33,982
       Reinvestment of dividends                                 21,520            297             19
       Cost of shares redeemed                                  (33,977)       (20,983)          (518)
							  -------------  -------------  -------------
	   Net increase from Fund share transactions             59,892        247,855         33,483
							  -------------  -------------  -------------
	   Net increase in net assets                            48,424        296,539         40,374
    Net assets:
       Beginning of period                                      360,960         64,421         24,047
							  -------------  -------------  -------------
       End of period                                           $409,384       $360,960        $64,421
							  =============  =============  =============

    Number of Fund shares:
       Sold                                                       5,086         20,594          3,152
       Issued on dividends reinvested                             1,556             23              2
       Redeemed                                                  (2,309)        (1,577)           (45)
							  -------------  -------------  -------------
	   Net increase                                           4,333         19,040          3,109
       Outstanding at beginning of period                        24,591          5,551          2,442
							  -------------  -------------  -------------
       Outstanding at end of period                              28,924         24,591          5,551
							  =============  =============  =============

    *  from August 5, 1994 (commencement of operations) to June 30, 1995

    See accompanying notes to financial statements.

					  BRIDGEWAY FUND, INC.
				    FINANCIAL HIGHLIGHTS (Unaudited)
			    (for a share outstanding throughout the period)

							Six months ended   Year ended
						       December 31, 1996  June 30, 1996   see * below
 Ultra-Small Company Portfolio
    Per share data
       Net asset value, beginning of period                      $16.68         $11.35         $10.33
							  -------------  -------------  -------------
       Income (loss) from investment operations:
	   Net investment income (loss)                           (0.14)         (0.21)         (0.04)
	   Net realized and unrealized gain                        0.93           6.03           1.07
							  -------------  -------------  -------------
		Total from investment operations                   0.79           5.82           1.03
							  -------------  -------------  -------------
       Less distributions to shareholders:
	   Net investment income                                   0.00           0.00           0.00
	   Net realized gains                                     (0.32)         (0.49)         (0.01)
							  -------------  -------------  -------------
		Total distributions                               (0.32)         (0.49)         (0.01)
							  -------------  -------------  -------------
       Net asset value, end of period                            $17.15         $16.68         $11.35
							  =============  =============  =============
======================================================================================================

    Total return [1]                                                4.8%          52.4%          10.5%
    Ratios & Supplemental Data
       Net assets, end of period                            $13,708,194     $4,557,591       $667,536
       Ratios to average net assets: [2]
	   Expenses net of waivers and reimbursements             2.00%          1.97%          1.68%
	   Expenses before waivers and reimbursements             2.22%          3.07%          8.34%
	   Net investment income (loss)                          (1.71%)        (1.47%)        (0.65%)
       Portfolio turnover rate [2]                                 72.7%         155.9%         103.6%
======================================================================================================

 Aggressive Growth Portfolio
    Per share data
       Net asset value, beginning of period                      $16.66         $11.71          $9.89
							  -------------  -------------  -------------
       Income (loss) from investment operations:
	   Net investment income (loss)                           (0.11)         (0.18)         (0.02)
	   Net realized and unrealized gain                        1.23           5.22           1.84
							  -------------  -------------  -------------
		Total from investment operations                   1.12           5.04           1.82
							  -------------  -------------  -------------
       Less distributions to shareholders:
	   Net investment income                                   0.00           0.00           0.00
	   Net realized gains                                     (1.06)         (0.09)          0.00
							  -------------  -------------  -------------
		Total distributions                               (1.06)         (0.09)          0.00
							  -------------  -------------  -------------
       Net asset value, end of period                            $16.72         $16.66         $11.71
							  =============  =============  =============
======================================================================================================
    Total return [1]                                                6.7%          43.3%          19.5%
    Ratios & Supplemental Data
       Net assets, end of period                             $2,282,056     $1,502,485       $276,272
       Ratios to average net assets: [2]
	   Expenses net of waivers and reimbursements             2.00%          1.97%          1.86%
	   Expenses before waivers and reimbursements             3.35%          5.73%         16.15%
	   Net investment income (loss)                          (1.26%)        (1.26%)        (0.30%)
       Portfolio turnover rate [2]                                 80.9%         167.7%         139.9%
======================================================================================================
 Social Responsibility Portfolio
    Per share data
       Net asset value, beginning of period                      $14.68         $11.61          $9.85
							  -------------  -------------  -------------
       Income (loss) from investment operations:
	   Net investment income (loss)                            0.00          (0.02)          0.07
	   Net realized and unrealized gain                        0.28           3.11           1.70
							  -------------  -------------  -------------
		Total from investment operations                   0.28           3.09           1.77
							  -------------  -------------  -------------
       Less distributions to shareholders:
	   Net investment income                                   0.00          (0.02)         (0.01)
	   Net realized gains                                     (0.81)          0.00           0.00
							  -------------  -------------  -------------
		Total distributions                               (0.81)         (0.02)         (0.01)
							  -------------  -------------  -------------
       Net asset value, end of period                            $14.15         $14.68         $11.61
							  =============  =============  =============
======================================================================================================
    Total return [1]                                                2.0%          26.6%          18.9%
    Ratios & Supplemental Data
       Net assets, end of period                               $409,384       $360,960        $64,421
       Ratios to average net assets: [2]
	   Expenses net of waivers and reimbursements             1.50%          1.48%          1.46%
	   Expenses before waivers and reimbursements             6.09%         16.80%         72.83%
	   Net investment income (loss)                          (0.06%)        (0.17%)         0.90%
       Portfolio turnover rate [2]                                 65.1%          83.8%          71.7%

    [1] Not annualized for the period August 5, 1994 to June 30, 1995 or
	for the six months ended December 31, 1996
    [2] Annualized for the period August 5, 1994 to June 30, 1995 and
	for the six months ended December 31, 1996
    *   from August 5, 1994 (commencement of operations) to June 30, 1995

    See accompanying notes to financial statements.

				BRIDGEWAY FUND, INC.
		      NOTES TO FINANCIAL STATEMENTS (Unaudited)


1. Organization:

   Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

   The Fund is organized as a series fund and has three portfolios, the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. The Fund is authorized to issue 1,000,000,000 shares. The Fund commenced operations as a regulated investment company on August 5, 1994.

2. Significant Accounting Policies:

   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

   Securities Valuation
   --------------------
   Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

   Federal Income Taxes
   --------------------
   It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

   Deferred Organization Costs
   ---------------------------
   Deferred organization costs are amortized on a straight-line basis over five years. The initial shareholders, prior to the prospectus being declared effective on June 30, 1994, have agreed that if any of the initial shares of each portfolio are redeemed during such amortization period by any holder thereof, the redemption proceeds will be reduced by the amount of the then unamortized organization expenses in the same ratio as the number of shares redeemed bears to the number of total outstanding shares held at the time of redemption.

   At December 31, 1996, each portfolio had deferred organization costs in the amount of $11,513 payable to Bridgeway Capital Management, Inc., a shareholder.

				BRIDGEWAY FUND, INC.
		NOTES TO FINANCIAL STATEMENTS (Unaudited), continued


   Distributions to Shareholders
   -----------------------------
   Distributions  to  shareholders  are recorded  when  declared.    The  amount
   and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

   Use of Estimates in Financial Statements
   ----------------------------------------
   In  preparing   financial  statements  in   conformity  with  generally
   accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period.

   Other
   -----
   Security transactions are  accounted for as of the trade date, the date the
   order  to  buy or  sell is  executed.   Realized gains  and losses  are
   computed  on  the  identified cost basis.   Dividend income is recorded on
   the ex-dividend date,  and  interest income is recorded on the accrual basis.

   Assets in the  Social Responsibility Portfolio are very low, and may remain
   so  in  the immediate future.   Because commission cost per trade is
   unacceptably high  as  a percentage of assets, the Adviser reimbursed this
   portfolio for any  commissions  above  one  cent/share.   The Adviser expects
   to continue this practice until portfolio net assets reach at least $1 million.

3. Use of Derivative Instruments
   The Aggressive Growth and Social Responsibility Portfolios may use derivative securities as outlined more fully under "Risk Factors," "Investment Objective and Policies," and "Principal Investment
   Restrictions," in the  Prospectus.   Buying  calls  increases a Portfolio's
   exposure to the  underlying security.  Buying  puts   on a  stock market
   index tends to limit  a Portfolio's exposure to a stock  market
   decline.    All  options purchased  by  the  Fund were  listed  on
   exchanges  and   considered  liquid positions  with readily available
   market quotes.   The  Social  Responsibility  Portfolio purchased and
   sold one put  in October.   A summary  of  options purchased by the
   Aggressive Growth Portfolio follows:

                             				     Call  Options       Put   Options
				                                  # of     Cost      # of      Cost
				                                  Calls               Puts
       Options outstanding 06/30/96    20   $34,300         0        $0
       Options purchased               61   $44,584         2    $1,492
       Options expired                 (0)      ($0)        0        $0
       Options closed                 (20) ($34,300)       (2)  ($1,492)
                            				      ---   -------       ---    ------
       Outstanding at 12/31/96         61   $44,584         0        $0
				                                  ===   =======       ===    ======

				BRIDGEWAY FUND, INC.
		NOTES TO FINANCIAL STATEMENTS (Unaudited), continued


4. Management Contract:
   The  Fund   has  entered  into  a  management  contract  with  Bridgeway
   Capital Management, Inc. (the "Adviser"), a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by Bridgeway Capital Management, Inc., the Aggressive Growth Portfolio and the Social Responsibility Portfolio
   pay Bridgeway Capital Management, Inc. a fee, computed and paid monthly based on the average daily net assets of each portfolio for the month. Such fee is based on the following annual rates: 0.90% of the first $250 million of each portfolio's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. The fee is adjusted quarterly for the Aggressive Growth and the Social Responsibility Portfolios based upon performance. The performance adjustment rate varies with the Fund's performance as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index
   with dividends reinvested  (hereinafter "Index"  ) and  ranges from -.7% to +.7%. The performance rate adjustment is calculated at 4.76% of the difference between the performance of the Fund and that of the Index over the trailing five year period, except that there is no performance adjustment if the difference between the Fund performance and
   the Index performance is less than  or equal  to  2%.    The  Ultra-Small
   Company Portfolio pays a flat 0.9% annual management fee, computed daily and payable monthly, except that while the Portfolio's net assets range from $27.5 million to $55 million the fee will be $495,000 annually subject to a maximum rate of 1.49% and a maximum expense ratio of 2.0%.

   One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers are employees of the Adviser and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the Accounting fees expense category of the financial statements.

   The Adviser committed to reimburse the Fund for any operating expenses above 2.5% of net assets during the first three years of operations. In addition, the Adviser has been voluntarily reimbursing the Fund for any operating
   expenses   above  2.0%,  1.5%,  and  2.0%   for  the  Aggressive  Growth,
   Social Responsibility, and Ultra-Small Company Portfolios, respectively.
   The  Adviser currently has no plans to change this practice.

   To achieve this expense level the Adviser has waived both the management fees and accounting fees for the six months ended December 31, 1996 for the Social Responsibility Portfolio. For the Ultra-Small Company and Aggressive Growth Portfolios, the Adviser has waived a portion of their management fees.

 5. Custodial Agreement:
   The Fund has entered into a Custodial Agreement with River Oaks Trust Company. As compensation for services rendered by the custodian, each portfolio will pay a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter. Such fee is based on the following annual rates: 0.14% of the first $10 million of each portfolio's average net assets, 0.12% of the next $30 million, 0.10% of any excess over $40 million. The fee is subject to an annual minimum fee of $10,000 for all portfolios combined.

						BRIDGEWAY FUND, INC.
			NOTES TO FINANCIAL STATEMENTS (Unaudited), continued


6. Cost, Purchases and Sales of Investment Securities:
   Investments  have  the  same  cost  for  tax  and  financial  statement
   purposes. Aggregate  purchases  and   sales  of  investment  securities,
   other  than cash equivalents were as follows:

					  Cost of      Proceeds
    Portfolio                           Purchases    from Sales
    Ultra-Small Company               $10,698,147    $3,107,796
    Aggressive Growth                  $1,179,666      $690,954
    Social Responsibility                $199,570      $106,273